UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FSB BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

April 21, 2017

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of FSB Bancorp, Inc. The Annual Meeting will be held at the Perinton Community Center located at 1350 Turk Hill Road, Fairport, New York 14450 on Wednesday, May 24, 2017, at 2:00 p.m., Eastern time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of FSB Bancorp, Inc. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of two directors and the ratification of the appointment of Bonadio & Co., LLP as FSB Bancorp, Inc.’s independent registered public accounting firm for the year ending December 31, 2017. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of FSB Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Dana C. Gavenda

President and Chief Executive Officer

FSB Bancorp, Inc.

45 South Main Street

Fairport, New York 14450

(585) 223-9080

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, May 24, 2017

Notice is hereby given that the Annual Meeting of Stockholders of FSB Bancorp, Inc. will be held at the Perinton Community Center located at 1350 Turk Hill Road, Fairport, New York 14450, on Wednesday, May 24, 2017 at 2:00 p.m., Eastern time.

A Proxy Card and Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of two directors;
2.	the ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2017; and such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 4, 2017 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF FSB BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

Our proxy statement, Annual Report and proxy card are available at www.fairportsavingsbank.com.

By Order of the Board of Directors

Angela M. Krezmer
Corporate Secretary

Fairport, New York

April 21, 2017

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL ENSURE THAT YOUR SHARES ARE VOTED. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

FSB Bancorp, Inc.

45 South Main Street

Fairport, New York 14450

(585) 223-9080

ANNUAL MEETING OF STOCKHOLDERS

May 24, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of FSB Bancorp, Inc. to be used at the Annual Meeting of Stockholders, which will be held at the Perinton Community Center located at 1350 Turk Hill Road, Fairport, New York 14450, on Wednesday, May 24, 2017, at 2:00 p.m., Eastern time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 24, 2017.

REVOCATION OF PROXIES

Stockholders who properly complete the enclosed proxy card retain the right to revoke their proxy in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of FSB Bancorp, Inc. will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

Proxies may be revoked by sending written notice of revocation to the Secretary of FSB Bancorp, Inc. at the address shown above, delivering a later-dated proxy card or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of FSB Bancorp, Inc. prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Except as otherwise noted below, record holders of FSB Bancorp, Inc.’s common stock, par value $0.01 per share, as of the close of business on April 4, 2017 are entitled to one vote for each share then held. As of April 4, 2017, there were 1,941,688 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR each nominee proposed by the Board, or to WITHHOLD authority for each nominee. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of Bonadio & Co., LLP as the independent registered public accounting firm for the year ending December 31, 2017, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the shares cast at the Annual Meeting, without regard to either broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the ratification of Bonadio & Co., LLP as the independent registered public accounting firm for the year ending December 31, 2017.

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with FSB Bancorp, Inc. and the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of April 4, 2017, the shares of common stock beneficially owned by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock.

Amount of Shares
	Owned and Nature		Percent of Shares
Name and Address of	of Beneficial		of Common Stock
Beneficial Owners	Ownership (1)		Outstanding
Terry Maltese	111,541	(2)	5.74%
150 East 52nd Street, 30th Floor
New York, New York 10022

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.

(2)	On a Schedule 13G/A filed with the Securities and Exchange Commission on February 2, 2017, Terry Maltese reported sole voting and dispositive power over 40,000 shares and reported shared voting and dispositive power over 71,541 shares of our common stock.

Participants in the Fairport Savings Bank Employee Stock Ownership Plan (the “ESOP”) will each receive a Vote Instruction Form that reflects all of the shares that the participant may direct the trustees to vote on his or her behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of FSB Bancorp, Inc. common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of FSB Bancorp, Inc. common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. In addition, participants in the Fairport Savings Bank 401(k) Savings Plan (“401(k) Plan”) who have assets invested in FSB Bancorp, Inc. common stock will receive a Vote Instruction Form that allows them to direct the 401(k) Plan trustee to vote their shares held by the 401(k) Plan. If a participant does not direct the 401(k) Plan trustee as to how to vote his or her shares in the 401(k) Plan, the trustee will vote such interest in the same proportion as it has received voting instructions from other 401(k) Plan participants. The deadline for returning your ESOP Vote Instruction Form and/or 401(k) Vote Instruction Form is Wednesday, May 17, 2017.

PROPOSAL I — ELECTION OF DIRECTORS

Directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Nominating Committee of the Board of Directors has nominated Stephen J. Meyer and Alicia H. Pender to each serve for a three-year term to expire in 2020. Each nominee has agreed to serve as a director if elected.

The Board of Directors recommends a vote “FOR” each of the nominees listed in this Proxy Statement.

The table below sets forth certain information, as of April 4, 2017, regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any of the nominees or continuing directors and any other person pursuant to which such nominees or continuing directors were selected. No shares of common stock have been pledged as security for a loan.

2

Name	Position(s) Held With FSB Bancorp, Inc.	Age	Director Since	Current Term Expires	Shares Beneficially Owned		Percent of Class

NOMINEES

Stephen J. Meyer	Director	70	2015	2017	2,000		*
Alicia H. Pender	Director	59	2008	2017	2,588		*

CONTINUING BOARD MEMBERS

Dawn DePerrior	Director	58	2015	2018	1,500		*
Terence O’Neil	Director	74	1998	2018	2,588		*
Lowell C. Patric	Director	71	2009	2018	8,544		*
James E. Smith	Director	70	1991	2018	2,838		*
Dana C. Gavenda	President, Chief Executive Officer and Director	65	2002	2019	32,443	(1)	1.7%
Robert W. Sturn	Director	74	2000	2019	3,371		*
Charis W. Warshof	Director	67	2002	2019	7,265	(2)	*
Thomas J. Weldgen	Director	64	2015	2019	750	(3)	*

RETIRING BOARD MEMBERS

Gary Lindsay	Director	74	2007	2017	1,288		*
Lowell T. Twitchell	Chairman of the Board	74	1984	2017	8,265		*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Kevin D. Maroney	Chief Financial Officer and Chief Operating Officer	59	N/A	N/A	14,947	(4)	*

Kathleen M. Dold	Senior Vice President, Lending	61	N/A	N/A	1,494	(5)	*

All Directors, Nominees and Executive Officers as a Group (14 persons)					89,881		4.6%

*	Less than 1%.
(1)	Includes 22,405 shares allocated to Mr. Gavenda’s ESOP account, 9,988 shares in his 401(k) plan, and 50 shares held by Mr. Gavenda’s wife.
(2)	Includes a trust with 3,500 shares and 1,044 shares held by Ms. Warshof’s husband.
(3)	Includes 50 shares held by Mr. Weldgen’s wife.
(4)	Includes 6,659 shares allocated to Mr. Maroney’s ESOP account and 8,288 shares in his 401(k) plan.
(5)	Includes 1,494 shares allocated to Ms. Dold’s ESOP account.

Shared Management Structure

The directors of FSB Bancorp, Inc. are those same persons who are the directors of Fairport Savings Bank. In addition, each executive officer of FSB Bancorp, Inc. is also an executive officer of Fairport Savings Bank. We expect that FSB Bancorp, Inc. and Fairport Savings Bank will continue to have common executive officers until there is a business reason to establish separate management structures. To date, directors and executive officers have been compensated for their services only to Fairport Savings Bank. In the future, directors and executive officers could receive additional compensation for their services to FSB Bancorp, Inc.

Directors

The business experience for the past five years of each of our directors, nominees and executive officers is set forth below. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating Committee and the board of directors to determine that the person should serve as a director. Unless otherwise indicated, directors have held their positions for the past five years.

Dana C. Gavenda has been our President and Chief Executive Officer since December 2001. Mr. Gavenda has held various positions in the banking industry since 1973. Mr. Gavenda’s significant local banking experience and continued participation in the financial industry trade associations provides the Board with a perspective on the day to day operations of Fairport Savings Bank and FSB Bancorp, Inc. and assists the Board in assessing the trends and developments in the financial institutions industry on a local and national basis.

3

Gary Lindsay is a practicing certified public accountant. Prior to founding his accounting practice in 1991, from 1974 until 1991, Mr. Lindsay was a tax partner with KPMG LLP. Mr. Lindsay has significant expertise and background with regard to accounting matters, the application of generally accepted accounting principles and matters of business finance and business transactions. Mr. Lindsay’s professional and business experience provides the Board with valuable insight into the accounting and reporting issues faced by FSB Bancorp, Inc. and in assessing strategic transactions involving FSB Bancorp, Inc.

Terence O’Neil is retired. Prior to his retirement in 2005, since 1980 Mr. O’Neil was the owner and President of Green Lantern Inn, a restaurant located in Fairport, New York. Mr. O’Neil’s experience as a local business owner and operator provides the board with insight into product offerings aimed at local small businesses. Additionally, through Mr. O’Neil’s active participation in local community service organizations, Mr. O’Neil provides the Board with assistance in the areas of potential business generation and community outreach efforts.

Lowell C. Patric is a co-founder, member of the Board and Chief Financial Officer of Karma Culture, Pittsford, New York. Karma Culture was organized to develop, market, and sell a line of natural spring water and vitamin additives mix-to-drink beverage products and to develop and explore uses for its proprietary dispensing cap technology. Prior to Karma Culture, Mr. Patric was founder and Principal of LCP Management Services in Rochester, New York. LCP Management Services was established as a general management consulting firm providing financial advice in regards to strategic initiatives to local and national businesses. Mr. Patric has 26 years of banking experience, including serving in 1993 as President and Chief Operating Officer of RCSB Financial, Inc., a retail consumer financial services holding company including a $4.0 billion banking subsidiary, an insurance company, a full service brokerage subsidiary, a mortgage banking subsidiary, and an automobile finance subsidiary, headquartered in Rochester, New York.   Mr. Patric has extensive experience in financial and strategic planning, risk management, investment and balance sheet management, and bank capital management.

Alicia H. Pender is the Director of Finance at Sisters of St. Joseph of Rochester, a position she has held since 1991. Ms. Pender has over 30 years of experience in accounting and finance, and is a certified public accountant in the State of New York. Ms. Pender’s background as a certified public accountant provides the Board with valuable insight into the accounting and reporting issues faced by FSB Bancorp, Inc. and in assessing strategic transactions involving FSB Bancorp, Inc.

James E. Smith is retired. Prior to his retirement in 2013, Mr. Smith served as Supervisor of the Town of Perinton, New York, an elected office that he held since 1984. Mr. Smith’s previous position as the Supervisor of the Town of Perinton, his knowledge of the local municipalities and contacts with local community leaders and politicians provides the Board with insight into dealing with such municipalities and assists the Board in assessing local government actions which may affect FSB Bancorp, Inc. or its subsidiaries.

Robert W. Sturn is retired. Prior to his retirement in July 2004, from 1994 until 2004, Mr. Sturn was Executive Vice President of Fairport Savings Bank in which role he managed Fairport Savings Bank’s mortgage operations and marketing administration. In 1994 Mr. Sturn retired from JP Morgan Chase as Vice President in Consumer Credit Management after a 30 year career. Mr. Sturn’s 40 years of experience in a variety of Consumer and Mortgage product and credit roles provides the Board with valuable expertise in community banking and consumer lending, particularly those issues related to FSB Bancorp, Inc.’s mortgage operations.

Lowell T. Twitchell is retired. Prior to his retirement in 2001, from 1979 until 2001 Mr. Twitchell served as President of Fairport Savings Bank. Mr. Twitchell’s 22 years of experience with Fairport Savings Bank, his local contacts with customers and businesses and his institutional knowledge of the development of Fairport Savings Bank provide the Board with valuable perspective as to the operations of FSB Bancorp, Inc. and with respect to business generation and product offerings.

Charis W. Warshof is retired. She has held positions, including Vice President, Investor Relations with Home Properties, Inc., a New York Stock Exchange-traded Real Estate Investment Trust located in Rochester, New York, from 2001 until her retirement in 2015. Ms. Warshof has more than 20 years of prior banking experience, including as Senior Vice President of RCSB Financial, Inc., with responsibility for strategic planning, marketing, corporate relations and investor relations. Her experience provides the Board with valuable insight into corporate governance, public relations, marketing, and investor relations best practices.

Thomas J. Weldgen has been the Chief Financial Officer of DiMarco Group, LLC, a real estate and construction company since 2014. From 1992 until 2014, Mr. Weldgen was Chief Financial Officer of CPAC, Inc., a

4

photographic chemicals and equipment company that was liquidated pursuant to the federal bankruptcy laws in 2015. Mr. Weldgen’s background as a chief financial officer provides the Board with valuable insight into the accounting and reporting issues faced FSB Bancorp, Inc.

Stephen Meyer retired in 2015 from M&T Bank, where he held various retail and commercial banking senior management positions in Rochester since 1969. His last 10 years with M&T, he served as an insurance consultant with M&T Securities and Wilmington Trust Company. His experience provides the Board with valuable perspective as to the operations of Fairport Wealth Management, retail banking, and commercial lending.

Dawn DePerrior is Vice President, Information Technology Operations of Constellation Brands, an international producer and marketer of wine, beer, and spirits since 2014. Previously, she was the Senior Director of Information Systems at the University of Rochester Medical Center from 2008 to 2014. Her experience with information technology will provide the Board with valuable insights into cyber-security issues facing Fairport Savings Bank.

Executive Officers Who are Not Directors

Kevin D. Maroney is our Chief Financial Officer and Chief Operating Officer, positions he has held since 2004. Prior to his employment with Fairport Savings Bank, from 1993 until 2004, Mr. Maroney served as senior vice president/finance and operations officer with Wyoming County Bank, Warsaw, New York.

Kathleen M. Dold is our Senior Vice President and Loan Operations Manager. Her areas of responsibility include Underwriting, Loan Delivery and Servicing. Ms. Dold has over 30 years’ experience in mortgage lending with an emphasis on underwriting. Prior to joining Fairport Savings Bank in 2000, she held similar managerial positions at local financial institutions including Albion Federal Savings & Loan Association and Sibley Mortgage Corporation.

Board Independence

The Board of Directors has determined that each of our directors and nominees, with the exception of Mr. Gavenda, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Mr. Gavenda is not independent because he is one of our executive officers.

Board Leadership Structure

At FSB Bancorp, Inc. the positions of Chairman of the Board and Chief Executive Officer have always been held by different individuals. The Chairman of the Board provides guidance to the Chief Executive Officer, is active in setting the agenda for Board meetings, and presides over meetings of the full Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. Pursuant to Nasdaq listing rules, the Audit Committee, Compensation/Benefits/Marketing Committee and Nominating Committee are comprised of and chaired solely by independent directors.

Board’s Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand our risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

5

Code of Ethics

FSB Bancorp, Inc. has adopted a Code of Ethics that is applicable to the Board of Directors and Fairport Savings Bank’s senior executive officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. There were no amendments made to or waivers from our Code of Ethics in 2016. The Code of Ethics is posted on our website at www.fairportsavingsbank.com.

Meetings and Committees of the Board of Directors

The business of FSB Bancorp, Inc. is conducted at regular and special meetings of the Board and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of FSB Bancorp, Inc. are the Audit Committee, Compensation/Benefits/Marketing Committee; Nominating & Corporate Governance Committee (“Nominating”); and the Asset Liability (“ALCO”) Committee.

During the year ended December 31, 2016, the Board of Directors had 12 regular meetings and four special meetings. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the board of directors (held during the period for which he or she was a director); and (ii) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served).

Audit Committee. The Audit Committee is comprised of Directors Pender (who serves as Chairman), Smith, Sturn, and Weldgen. The Board of Directors has determined that Director Alicia Pender qualifies as an “audit committee financial expert.” Information with respect to the experience of Ms. Pender is included in “Directors and Executive Officers.” Each member of the Audit Committee is “independent” in accordance with SEC and Nasdaq standards.

Our Board of Directors has adopted a written charter for the Audit Committee, which is posted on our website at www.fairportsavingsbank.com. As more fully described in the Audit Committee Charter, the Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, outsourced internal audit services, annual independent audit and the compliance and ethics programs established by management and the Board. The Audit Committee met four times during the year ended December 31, 2016.

Nominating Committee. The Nominating Committee consists of Directors Warshof (who serves as Chairman), DePerrior, Lindsay, and Meyer each of whom is independent in accordance with Nasdaq standards. The Nominating Committee met three times during the year ended December 31, 2016. Our Board of Directors has adopted a written charter for the Nominating Committee, which is posted on our website at www.fairportsavingsbank.com.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to FSB Bancorp, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If there were a vacancy on the Board because any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee would determine the desired skills and experience of a new nominee, solicit suggestions for director candidates from all Board members and may engage in other search activities. Candidates should possess certain attributes, including integrity and a devotion to ethical behavior, a primary interest in the well-being of FSB Bancorp, Inc., a capacity for independent judgment, good business acumen, the capacity to protect confidential information, an ability to work as a member of a team and a willingness to evaluate other points of view.

In addition to examining a candidate’s qualifications in light of the above attributes, the Nominating Committee would consider the following: the overall character of the candidate and any existing or potential conflict of interest; the candidate’s willingness to serve and ability to devote the time and effort required; the candidate’s record of leadership; the director qualification requirements in Article II, Section 12 of our Bylaws and the ability to develop business for FSB Bancorp, Inc. In addition, our Bylaws provide that no individual may be nominated to the Board of Directors if the person has attained the age of 75 years.

6

We do not maintain a specific diversity policy, but diversity is considered in our review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

During the year ended December 31, 2016, we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Nominating Committee may consider qualified candidates for Director suggested by our stockholders. Stockholders can suggest qualified candidates for Director by writing to our Corporate Secretary at 45 South Main Street, Fairport, New York 14450. The Corporate Secretary must receive a submission not less than 120 days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting. The submission must include the following:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•	The name and address of the stockholder as such information appears on FSB Bancorp, Inc.’s books, and the number of shares of FSB Bancorp, Inc.’s common stock that are owned beneficially by such stockholder. If the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required;

•	The name, address and contact information for the candidate, and the number of shares of common stock of FSB Bancorp, Inc. that are owned by the candidate. If the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required;

•	A statement of the candidate’s business and educational experience;

•	Such other information regarding the candidate as would be required to be included in FSB Bancorp, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	A statement detailing any relationship between the candidate and FSB Bancorp, Inc. or its affiliates;

•	A statement detailing any relationship between the candidate and any customer, supplier or competitor of FSB Bancorp, Inc. or its affiliates;

•	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	A statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

Submissions that are received and that satisfy the above requirements are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice Of Business To Be Conducted At An Annual Meeting”.

7

The Nominating Committee did not receive any stockholder recommended nominees for inclusion in this Proxy Statement.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2016;

•	We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 16 “Communication with Audit Committees” as amended; and

•	We received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that FSB Bancorp, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Alicia H. Pender (Chair)   James E. Smith   Robert W. Sturn   Thomas J. Weldgen

Compensation/Benefits/Marketing Committee

The Compensation/Benefits/Marketing Committee (the “Compensation Committee”) of the Board of Directors of FSB Bancorp, Inc. is responsible for developing compensation guidelines and for recommending the compensation for the Chief Executive Officer, the Chief Financial Officer and other senior executive officers. The Compensation Committee consists of Directors Patric (who serves as Chairman), DePerrior, O’Neil, and Meyer. Each of the members is independent as defined in the Nasdaq listing standards. During the year ended December 31, 2016, the Compensation Committee met seven times.

The role of the Compensation Committee is to review annually the compensation levels of the executive officers and directors and recommend compensation changes to the Board of Directors. It is intended that the executive compensation program will enable us to attract, develop and retain talented executive officers who are capable of maximizing our performance for the benefit of the stockholders. We seek to maintain compensation levels that are competitive with other financial institutions, and particularly those in our peer group based on asset size and market area.

The Compensation Committee considers a number of factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of FSB Bancorp, Inc. and compensation paid to executives at peer group financial institutions. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer. The Compensation Committee and the Chief Executive Officer review the same information in connection with this recommendation.

The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in our market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for the given

8

executive officer. The Compensation Committee has utilized bank compensation surveys compiled by the American Bankers Association and other sources. In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

During the year ended December 31, 2016, the Compensation Committee engaged Arthur Warren Associates to provide assistance in reviewing FSB Bancorp, Inc.’s and Fairport Savings Bank’s overall compensation program. The Compensation Committee considered the independence of Arthur Warren Associates in light of Securities and Exchange Commission rules and Nasdaq corporate governance listing standards and concluded that that the work performed by Arthur Warren Associates and its consultants involved in the engagement did not raise any conflict of interest and concluded that they were independent consultants to the Compensation Committee.

Commercial Loan Committee

Commercial Loan Committee meetings occur based on commercial loan policy requirements and require the presence of three external Board members. During the year ended December 31, 2016, nine commercial loan committee meetings were necessary.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Board of Directors, FSB Bancorp, Inc., 45 South Main Street, Fairport, New York 14450, Attention: Corporate Secretary. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly or forward a communication for response by another employee of FSB Bancorp, Inc., and the Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Attendance at Annual Meetings of Stockholders

We do not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts. All of our directors except one attended our 2016 Annual Meeting of Stockholders.

Executive Compensation

The following table shows the compensation of Dana C. Gavenda, our current principal executive officer, and the two most highly compensated other executive officers who earned total compensation of $100,000 or more for services to FSB Bancorp, Inc. or any of its subsidiaries during the year ended December 31, 2016. We refer to these individuals as “Named Executive Officers.”

Name and principal position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(1)	Total ($)
Dana C. Gavenda	2016	212,000	64,229	137,317	413,546
President and Chief Executive Officer	2015	205,000	23,363	134,677	363,040

Kevin D. Maroney	2016	168,000	34,098	59,739	261,837
Chief Financial Officer and Chief Operating Officer	2015	163,000	10,080	56,888	229,968

Kathleen M. Dold	2016	93,000	8,370	9,647	111,017
Senior Vice President, Lending	2015	90,000	5,160	9,612	104,772

9

(1)	The compensation represented by the amounts for 2016 set forth in the All Other Compensation column for the Named Executive Officers is detailed in the following table. ESOP allocations for the year ended December 31, 2016 were 251 shares for Mr. Gavenda, 199 shares for Mr. Maroney, and 92 shares for Ms. Dold. The ESOP value in the table below is based on FSB Bancorp Inc.’s closing stock price as of December 31, 2016 of $14.20 per share.

Other Compensation
	401(k) Plan Contributions	ESOP Contributions	SERP Contributions	Supplemental Disability Insurance Premiums	Country Club and Automobile Allowance	Total All Other Compensation

Dana C. Gavenda	$18,035	$3,564	$104,074	$1,030	$10,614	$137,317

Kevin D. Maroney	$13,769	$2,826	$34,409	$1,287	$7,448	$59,739

Kathleen M. Dold	$7,526	$1,306	$—	$814	$—	$9,647

Benefit Plans

Employment Agreement with Dana C. Gavenda. Fairport Savings Bank entered into an employment agreement with Mr. Gavenda, effective as of March 1, 2009. The agreement had an initial term of three years. After the initial three-year term under the agreement, the agreement renews for one year, unless Mr. Gavenda receives timely notification of the Board’s intention not to renew the agreement, in which case the agreement will cease one year following such anniversary date.

The employment agreement provides base salary to Mr. Gavenda for his services, which beginning on March 1, 2016 was $212,000 and was increased to $225,000 on March 1, 2017. The base salary may be increased, but not decreased. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees, and use of an automobile and reimbursement of expenses associated with the use of such automobile and other reasonable business expenses incurred.

In the event of Mr. Gavenda’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of his resignation for “good reason,” he will receive a severance payment equal to one times the sum of : (1) his highest annual rate of base salary paid to him at anytime under the employment agreement; and (2) the cash bonus paid to him with respect to the fiscal year immediately prior to his date of termination. Such payment will be payable in a lump sum within 30 days following Mr. Gavenda’s date of termination. Additionally, Mr. Gavenda would be entitled to the continuation, at Fairport Savings Bank’s expense, of life insurance coverage and non-taxable medical and dental insurance coverage for 12 months. For purposes of the employment agreement, “good reason” is defined as: (1) the failure to elect or reelect or to appoint or reappoint Mr. Gavenda to his executive position, (2) a material change in Mr. Gavenda’s functions, duties, or responsibilities, which change would cause Mr. Gavenda’s position to become one of lesser responsibility, importance or scope, (3) a relocation of Mr. Gavenda’s principal place of employment by more than 30 miles from its location at the effective date of the employment agreement or (4) a material reduction in the benefits and perquisites from those being provided to Mr. Gavenda as of the effective date of the employment agreement, including base salary (except for any Fairport Savings Bank-wide or officer-wide reduction) or (5) a material breach of the employment agreement by Fairport Savings Bank.

In the event of a termination for any reason following a change in control of Fairport Savings Bank or FSB Bancorp, Mr. Gavenda (or, in the event of his death, his beneficiary) would be entitled to a severance payment equal to three times the sum of: (1) Mr. Gavenda’s highest base salary during the term of the employment agreement, and (2) the greater of (A) the average annual cash bonus paid to Mr. Gavenda under the agreement during the last three years prior to the termination date or (B) the cash bonus paid to Mr. Gavenda for the most recent fiscal year prior to the termination. Such severance will be paid as a lump sum within 30 days following Mr. Gavenda’s date of termination. However, if the change in control occurs after Mr. Gavenda has attained age 62 or after implementation

10

of a Board-approved stock-based benefit plan, the amount that Mr. Gavenda will receive is equal to the sum of:(1) the highest annual rate of base salary paid at any time under the agreement, and (2) the greater of (A) the average annual cash bonus paid with respect to the one year prior to the termination or (B) the cash bonus paid with respect to the fiscal year ended prior to the termination. Moreover, Mr. Gavenda would be entitled to the continuation, at Fairport Savings Bank’s expense, of life, health and disability insurance coverage for 12 months.

Notwithstanding the foregoing, if Fairport Savings Bank is not in compliance with its regulatory capital requirements or if the payments would cause Fairport Savings Bank’s capital to be reduced below its regulatory capital requirements, any severance payable under the agreement shall be deferred until such time as Fairport Savings Bank is in capital compliance. Additionally, the payments required under the agreement will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code.

If Mr. Gavenda becomes disabled during the term of the agreement, he would receive proceeds from a supplemental senior executive disability insurance policy, where Fairport Savings Bank pays the premiums for such insurance policy, and Fairport Savings Bank would continue to provide life and health care coverage for Mr. Gavenda through the period of the disability insurance coverage. In the event Mr. Gavenda dies while employed by Fairport Savings Bank, his estate will be paid Mr. Gavenda’s base salary for one year and his spouse will be entitled to continuation of medical, dental and other insurance benefits for one year after his death.

Upon termination of Mr. Gavenda’s employment, Mr. Gavenda agrees for a period of two years following termination of employment not to serve as an officer, director or consultant with any financial institution operating in Monroe County, New York with assets of less than $1.0 billion, but such period is reduced to one year if Mr. Gavenda’s termination of employment is following a change in control.

Change in Control Agreement with Kevin D. Maroney. On March 28, 2012, Fairport Savings Bank entered into a change in control agreement with Mr. Maroney. The agreement provides that if Mr. Maroney either: (1) is terminated by Fairport Savings Bank (or any successor) for any reason other than for cause; or (2) voluntarily resigns for “good reason” within 24 months following a change in control of Fairport Savings Bank or FSB Bancorp, Mr. Maroney will be entitled to a payment equal to two times the sum of the Executive’s highest annual base salary at any time under the agreement and the greater of: (1) the average annual cash bonus paid to the Executive over the prior three fiscal years; or (2) the cash bonus paid to the Executive for the fiscal year which ended prior to the termination. However, in no event will Mr. Maroney’s total severance compensation from all sources equal or exceed three times his average annual compensation over the five fiscal years preceding the fiscal year in which his date of termination occurs. Such payment will be payable for 12 months following Mr. Maroney’s date of termination in accordance with the normal payroll practices of Fairport Savings Bank. In the event of death, the benefit will be paid to Mr. Maroney’s surviving spouse or, if no surviving spouse, to his estate. In addition, Mr. Maroney would be entitled, at no expense, to the continuation of substantially to life, health and disability insurance coverage for 12 months following his date of termination.

Notwithstanding the foregoing, the payments required under the agreement will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code.  In addition, Mr. Maroney is restricted from serving as an officer, director or consultant with any financial institution operating in Monroe County, New York with assets of less than $1.0 billion for one year following his date of termination.

Annual Incentive Plan. On January 1, 2012, FSB Community adopted the Annual Incentive Plan to align the interests of eligible employees with the overall performance of FSB Community and Fairport Savings Bank. FSB Bancorp assumed administration of the Annual Incentive Plan following the completion of the second-step conversion.

Employees selected by the Compensation Committee, which includes the Named Executive Officers, are eligible to participate in the plan. For each plan year (which is the calendar year), each participant will be granted an annual bonus award opportunity, designated as a percentage of base salary, subject to the satisfaction of certain performance objectives specified by the compensation committee for each participant. The specific performance objectives are determined annually by the Compensation Committee, and generally include objective performance targets on financial performance, growth, asset quality and risk management and subjective performance objectives, such as particular qualitative factors for the participant, based on his or her duties for Fairport Savings Bank. Each performance objective will specify level of achievements at “threshold,” “target” and “maximum” levels and will be weighted by priority as a percentage of the total annual bonus award payable to the participant. The annual bonus

11

award earned is payable to each participant in a cash lump sum within 2.5 months following the end of each plan year, to the extent the performance objectives are determined to be satisfied by the Compensation Committee. Payment of an award is also contingent on the participant’s individual performance meeting expectations, as determined by the Compensation Committee.

For 2016, the Compensation Committee established the following range of annual cash incentive opportunities for threshold, target and maximum achievement (as a percentage of base salary):

Executive Officer	Threshold	Target	Maximum
Dana C. Gavenda	25%	30%	35%
Kevin D. Maroney	15%	20%	25%
Kathleen M. Dold	6%	8%	10%

Based on both the satisfaction of company and individual performance goals, Messrs. Gavenda and Maroney and Ms. Dold earned a bonus with respect to the 2016 performance period equal to $64,229, $34,098 and $8,370 respectively.

Supplemental Executive Retirement Plans. Effective May 1, 2006, Fairport Savings Bank established a Supplemental Executive Retirement Plan (“SERP”) for Mr. Gavenda, which is a non-qualified defined contribution plan. Under the terms of the SERP, on May 1, 2006 and on each anniversary date thereafter through the earlier of May 1, 2016 or the date Mr. Gavenda terminates employment, Fairport Savings Bank will credit a specified amount to Mr. Gavenda’s accrued SERP obligation account (the “SERP Benefit”). The maximum aggregate value of the SERP Benefit as of December 1, 2016 is $595,557, which is intended to provide a 15-year period certain annuity of approximately $60,000 per year. The SERP Benefit will not be credited with earnings nor debited for losses or expenses. The SERP Benefit will be paid to Mr. Gavenda in equal monthly installments for 15 years, beginning on the date that is six months after the later of (i) the date he terminates employment or (ii) attains age 65. In the event Mr. Gavenda dies while receiving payments, his designated beneficiary shall continue to receive the remaining payments.

If Mr. Gavenda’s employment is terminated for “cause,” then he will forfeit all SERP Benefits.

In the event Mr. Gavenda terminates employment due to “disability,” the SERP Benefit shall be paid to him in a lump sum no later than 90 days after the date he terminated employment.

In the event of Mr. Gavenda’s separation from service within two years following a change in control of Fairport Savings Bank, the SERP Benefit shall be paid to Mr. Gavenda in a lump sum as soon as administratively feasible but no later than 90 days after his date of termination.

If Mr. Gavenda is a “specified employee” on the date of his separation from service for any reason (other than due to death or disability), his SERP benefit shall commence or be paid no earlier than the first day of the seventh month following his separation from service.

Effective August 1, 2010, Fairport Savings Bank established a Supplemental Executive Retirement Plan (“SERP”) with Mr. Maroney, which is a non-qualified defined benefit plan.  Under the terms of the SERP, upon separation from service after attaining age 65, Fairport Savings Bank will pay Mr. Maroney an annual benefit of $40,000, payable in equal monthly installments for 15 years commencing on the first day of the month after his separation from service.  If Mr. Maroney has a separation from service before age 65 or within 24 months after a change in control (as defined in the SERP) or if he experiences a disability (as defined in the SERP) before age 65 or if he dies, then he will be paid a lump sum equal to the accrual balance under the SERP on the first day of the month following his separation from service. However, no SERP benefits are payable if Mr. Maroney’s separation from service is for cause (as defined in the SERP).

If Mr. Maroney is a “specified employee” on the date of his separation from service for any reason (other than due to death or disability), his SERP benefit shall commence or be paid no earlier than the first day of the seventh month following his separation from service.

Executive Compensation Clawback Agreement with Kevin D. Maroney. On February 23, 2012, the Bank entered into an Executive Compensation Clawback Agreement with Mr. Maroney. Under the agreement, Mr. Maroney acknowledges that he will not be entitled to receive any payments due under the Annual Incentive

12

Compensation Program offered by Fairport Savings Bank (the “Incentive Plan”) and/or may be required to repay any payments previously received under the Incentive Plan in the following circumstances: (1) Mr. Maroney’s Incentive Plan payment was conditioned upon achieving certain financial results that were subsequently the subject of a substantial restatement of Fairport Savings Bank’s financial statements and Mr. Maroney engaged in misconduct that caused the need for the substantial restatement, and a lower payment would have been made to Mr. Maroney based upon the restated financial results, or (2) the board of directors of Fairport Savings Bank determines that Mr. Maroney has engaged in fraud, gross negligence or willful misconduct detrimental to Fairport Savings Bank. If Fairport Savings Bank determines that one of the circumstances described above has occurred, Mr. Maroney will be notified and will have ten days to request a reconsideration of Fairport Savings Bank’s determination. If Mr. Maroney fails to request reconsideration and/or Fairport Savings Bank elects not to reconsider its determination, he will be liable for repayment of all Incentive Plan payments paid within the preceding three years or during the period of conduct examined, whichever is longer. Fairport Savings Bank is entitled to offset any such liability against any compensation owed to him by Fairport Savings Bank and he will become ineligible to receive any further Incentive Plan payments. In the event Mr. Maroney is required to repay any amount to Fairport Savings Bank, such repayment will be due within one year from Fairport Savings Bank’s notification of the repayment obligation. In the event such repayment obligation triggers income tax penalties to Fairport Savings Bank or Mr. Maroney, Mr. Maroney will be solely responsible for the payment of such taxes.

401(k) Plan. Fairport Savings Bank maintains the Fairport Savings Bank 401(k) Savings Plan, a tax-qualified defined contribution retirement plan (the “401(k) Plan”), for all employees who have satisfied the 401(k) plan’s eligibility requirements. Employees are eligible to participate in the 401(k) Plan upon attainment of age 21 and completion of one year of service.

A participant may contribute up to 100% of his or her compensation to the 401(k) Plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code. For the 2016 calendar year, the maximum salary deferral contribution that can be made by a participant is $18,000, provided however that a participant over age 50 may contribute an additional $6,000 to the 401(k) Plan. In addition to salary deferral contributions, Fairport Savings Bank will make a matching contribution equal to 100% of the first 6% of the compensation that is deferred by the participant during the plan year. In addition, Fairport Savings Bank may make a discretionary contribution of up to 2% of each eligible employee’s annual base compensation. A participant is always 100% vested in his or her salary deferral contributions.  All employer contributions vest at a rate of 20% per year, beginning after the participant’s completion of his or her first year of service, such that the participant will be fully vested upon completion of five years of credited service. Generally, a participant (or participant’s beneficiary) may receive a distribution from his or her vested account at retirement (age 65), early retirement (age 55 and five years of vesting service), death, disability, or termination of employment.

Each participant has an individual account under the 401(k) plan and may direct the investment of his or her account among a variety of investment options available.

Stock Benefit Plans

Employee Stock Ownership Plan and Trust. Fairport Savings adopted the Fairport Savings Bank Employee Stock Ownership Plan (the “ESOP”) in connection with FSB Community Bankshares, Inc.’s 2007 initial stock offering. As part of the offering, the ESOP borrowed funds from FSB Community Bankshares, Inc. and used those funds to purchase 69,972 shares of the common stock.

On July 13, 2016 concurrent with the completion of the conversion of FSB Community Bankshares, MHC from the mutual holding company to stock holding company form of the organization, shares of common stock of FSB Community Bankshares, Inc. owned by the ESOP were exchanged for shares of FSB Bancorp, Inc.’s common stock pursuant to an exchange ratio. The shares of the common stock are the collateral for the loan. Employees who are at least 21 years old with at least one year of employment with Fairport Savings Bank are eligible to participate. The loan has a term of 20 years and is repaid principally from discretionary contributions by Fairport Savings Bank to the ESOP. The loan may be repaid over a shorter period, without penalty for prepayments. The interest rate is an adjustable rate equal to the prime rate, as published in the Wall Street Journal as of January 1 of each calendar year.

The shares purchased with the loan are held in a suspense account and are allocated to participants’ accounts in the employee stock ownership plan as the loan is repaid. Participants will have no interest in the shares in the suspense account and only have an interest in the shares actually allocated to their accounts as the loan is repaid. Allocations are made to each participant’s account in the ratio that his or her compensation bears to the

13

compensation of all plan participants during the plan year. Benefits under the plan become vested at the rate of 20% per year, starting upon completion of two years of credited service, and will be fully vested upon completion of six years of credited service, with credit given to participants for up to three years of credited service with Fairport Savings Bank prior to the adoption of the plan. A participant’s interest in his account under the plan will also fully vest in the event of termination of service due to a participant’s normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable generally in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash. Pursuant to the accounting guidance governing employers’ accounting for employee stock ownership plans, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. For 2016, this expense was $44,000.

Directors’ Compensation

FSB Bancorp, Inc. pays no fees for service on the Board of Directors or Board committees. However, each of the individuals who currently serves as one of our directors also serves as a director of Fairport Savings Bank and earns fees in that capacity.

In 2016, each non-employee director received a retainer fee of $650 for each scheduled monthly meeting and $650 for attendance at each scheduled monthly meeting, and received $600 for attendance at meetings of the Audit Committee, Compensation/Benefits/Marketing Committee, Nominating Committee, $200 for attendance at the quarterly ALCO Committee meetings, and $150 for attendance at any Commercial Loan Committee meeting. In addition to these fees in 2016, Director Twitchell received a fee of $6,000 for serving as the Chairman of the Board; Director Patric received a fee of an additional $100 per committee meeting for serving as the Chairman of the Compensation/Benefits/Marketing Committee, Director Pender received a fee of an additional $100 per committee meeting for serving as Chairman of the Audit Committee; and Director Warshof received a fee of an additional $100 per committee meeting for serving as Chairman of the Nominating Committee. Fairport Savings Bank paid fees totaling $238,050 to its eleven non-employee board members during the year ended December 31, 2016.

As of February 28, 2017, each non-employee director receives a retainer fee of $675 for each scheduled monthly meeting and $675 for attendance at each scheduled monthly meeting. Directors will also receive $650 for attendance at meetings of the Audit Committee, Compensation/Benefits/Marketing Committee, Nominating Committee, and $250 for attendance at the quarterly ALCO Committee meetings, and $150 for attendance at any Commercial Loan Committee meetings. In addition to these fees, the Chairman of the Board will receive a fee of $7,000 per year; and the Chairman of the Compensation/Benefits/Marketing Committee, Audit Committee and Nominating Committee will receive an additional $150 per meeting.

The following table sets forth for the year ended December 31, 2016 certain information as to the total remuneration we paid to our directors other than Mr. Gavenda. No additional compensation was paid to Mr. Gavenda for his service as a director.

Name	Fees earned or paid in cash	Total

Dawn DePerrior	$18,700	$18,700
Gary Lindsay	22,700	22,700
Stephen J. Meyer	20,300	20,300
Terence O’Neil	22,650	22,650
Lowell C. Patric	25,650	25,650
Alicia H. Pender	21,750	21,750
James E. Smith	21,300	21,300
Robert W. Sturn	21,800	21,800
Lowell T. Twitchell	24,450	24,450
Charis W. Warshof	20,700	20,700
Thomas J. Weldgen	18,050	18,050

14

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports and management questionnaires, we believe that none of our executive officers or directors failed to file these reports on a timely basis for 2016.

Related Party Transactions

The Sarbanes-Oxley Act generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Fairport Savings Bank to our executive officers and directors in compliance with federal banking regulations.

The aggregate amount of our outstanding loans to our officers and directors and their related entities was approximately $596,000 at December 31, 2016. All of such loans were made in the ordinary course of business, were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to us, and did not involve more than the normal risk of collectibility or present other unfavorable features. These loans were performing according to their repayment terms at December 31, 2016, and were made in compliance with federal banking regulations.

In accordance with the listing standards of the Nasdaq Stock Market, any transactions that would be required to be reported under this section of this proxy statement must be approved by our Audit Committee or another independent body of the board of directors. In addition, any transaction with a director is reviewed by and subject to approval of the members of the board of directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no less favorable as those that would be available to us from an unrelated party through an arms-length transaction.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of FSB Bancorp, Inc. has approved the engagement of Bonadio & Co., LLP to be our independent registered public accounting firm for the year ending December 31, 2017. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Bonadio & Co., LLP for the year ending December 31, 2017. A representative of Bonadio & Co., LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Bonadio & Co., LLP during the years ended December 31, 2016 and 2015.

Audit Fees. The aggregate fees billed to us by Bonadio & Co., LLP for professional services rendered for the audit of our annual consolidated financial statements, review of the consolidated financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by Bonadio & Co., LLP in connection with statutory and regulatory filings and engagements were $81,000 and $49,000 for the years ended December 31, 2016 and 2015, respectively. There were also $20,000 in additional fees billed to us by Bonadio & Co., LLP for professional services related to the second-step offering and conversion in 2016.

Audit Related Fees. There were no fees billed to us by Bonadio & Co., LLP for assurance and related services rendered by Bonadio & Co., LLP that are reasonably related to the performance of the audit of and review of the consolidated financial statements and that are not already reported in “Audit Fees,” above, during the years ended December 31, 2016 or 2015.

Tax Fees. The aggregate fees billed to us by Bonadio & Co., LLP for tax services for the year ended December 31, 2016 were $13,500 related to the second-step offering and conversion and no tax service fees were billed to us for the year ended December 31, 2015.

All Other Fees. There were no other fees billed to us by Bonadio & Co., LLP during 2016 or 2015.

15

The Audit Committee preapproves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by Bonadio & Co., LLP, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit.

In order to ratify the selection of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2017, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected. The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2017.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at FSB Bancorp, Inc.’s executive office, 45 South Main Street, Fairport, New York 14450, no later than December 26, 2017. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

Our bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, FSB Bancorp’s Secretary must receive written notice not less than 110 days nor more than 120 days prior to the anniversary of the prior year’s annual meeting; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to the anniversary of the prior year’s annual meeting, such written notice shall be timely only if delivered or mailed to and received by the Secretary of FSB Bancorp at the principal executive office of FSB Bancorp no earlier than the day on which public disclosure of the date of the annual meeting is first made and no later than the tenth day following the day on which public disclosure of the date of the annual meeting was first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on FSB Bancorp’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of FSB Bancorp which are owned beneficially or of record by such stockholder and any such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder or beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of FSB Bancorp; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of these Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on FSB Bancorp’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of FSB Bancorp which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

16

The 2018 annual meeting of stockholders is expected to be held on May 23, 2018. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than January 23, 2018 and no later than February 2, 2018. If notice is received before January 23, 2018, or after February 2, 2018, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by FSB Bancorp, Inc. FSB Bancorp, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of FSB Bancorp, Inc. may solicit proxies personally or by telephone without additional compensation.

A COPY OF FSB BANCORP, INC.’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2016 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 45 South Main Street, FAIRPORT, NEW YORK OR BY CALLING (585) 223-9080 AND IS AVAILABLE AT WWW.FAIRPORTSAVINGSBANK.COM.

BY ORDER OF THE BOARD OF DIRECTORS

Angela M. Krezmer
Secretary

Fairport, New York

April 21, 2017

17

FSB Bancorp, Inc.

C123456789

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote "FOR" each of the listed proposals.

1. Election of Directors, each to serve for a three-year term:

	For	Withhold
01 - Stephen J. Meyer	☐	☐
02 - Alicia H. Pender	☐	☐

	For	Against	Abstain
2. The ratification of the appointment of Bonadio & Co., LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 3 2 8 2 6 8 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02LBDB

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY - FSB BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS May 24, 2017 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints the official proxy committee, consisting of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of FSB Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders ("Annual Meeting") to be held at the Perinton Community Center located at 1350 Turk Hill Road, Fairport, New York 14450, on Wednesday, May 24, 2017 at 2:00 p.m., Eastern time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows on the reverse side. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and Proxy Statement dated April 21, 2017 and audited financial statements. Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X FSB Bancorp, Inc. 02LBEB 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. + IMPORTANT ANNUAL MEETING INFORMATION A Proposals - The Board of Directors recommends a vote "FOR" each of the listed proposals. B Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below For Against Abstain 2. The ratification of the appointment of Bonadio & Co., LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017. 01 - Stephen J. Meyer 1. Election of Directors, each to serve for a three-year term: For Withhold 02 - Alicia H. Pender MMMMMMMMMMMM 3 2 8 2 6 8 2 MMMMMMMMM

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . ANNUAL MEETING OF STOCKHOLDERS May 24, 2017 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints the official proxy committee, consisting of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of FSB Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders ("Annual Meeting") to be held at the Perinton Community Center located at 1350 Turk Hill Road, Fairport, New York 14450, on Wednesday, May 24, 2017 at 2:00 p.m., Eastern time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows on the reverse side. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and Proxy Statement dated April 21, 2017 and audited financial statements. Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope. REVOCABLE PROXY - FSB BANCORP, INC.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X FSB Bancorp, Inc. 02LD4A 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q ESOP Voting Instruction Form . C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement, dated April 21, 2017, and the Confidential ESOP Voting Instruction Form. Date (mm/dd/yyyy) - Please print date below. Signature - Please keep signature within the box. + B Non-Voting Items A Proposals - The Board of Directors recommends a vote "FOR" each of the listed proposals. IMPORTANT ANNUAL MEETING INFORMATION Change of Address - Please print your new address below. Comments - Please print your comments below. For Against Abstain 2. The ratification of the appointment of Bonadio & Co., LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017. 01 - Stephen J. Meyer 1. Election of Directors, each to serve for a three-year term: For Withhold 02 - Alicia H. Pender MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMM 3 2 8 2 6 8 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . SOLICITED ON BEHALF OF THE TRUSTEE OF FAIRPORT SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN FOR THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON MAY 24, 2017 The Fairport Savings Bank Employee Stock Ownership Plan (the "ESOP") allows participants to vote the common stock of our parent company, FSB Bancorp, Inc. (the "Company") that has been allocated to the participants' ESOP accounts. In accordance with the ESOP document, participants who have shares allocated to their accounts have the right to direct the Trustee as to the voting of such shares at the Company's Annual Meeting of Stockholders to be held at the Perinton Community Center located at 1350 Turk Hill Road, Fairport, New York 14450, on Wednesday, May 24, 2017 at 2:00 p.m., local time (the "Annual Meeting"). As a participant in the ESOP with shares of Company common stock allocated to your account as of April 4, 2017, the record date for the Annual Meeting, you are eligible to direct the voting of such shares at the Annual Meeting. Delaware Charter Guarantee & Trust Company is the trustee (the "Trustee") for the ESOP. The Trustee is directed to vote the shares of Company common stock allocated to the participants' accounts in accordance with the voting instructions received from the participants, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company has retained Computershare Investor Services as its agent to receive the Confidential ESOP Voting Instruction Form completed by participants in the ESOP and to tabulate the results. The Company is forwarding the Confidential ESOP Voting Instruction Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting and on such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not aware of any other business to be brought before the Annual Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to the Company. In order to direct the voting of the shares allocated to your account, you must complete, sign and date the Confidential ESOP Voting Instruction Form and return it in the accompanying postage-paid envelope to Computershare Investor Services at the following address: PO Box 43078, Providence, Rhode Island 02940. IF NO INSTRUCTIONS ARE SPECIFIED AND THIS CONFIDENTIAL ESOP VOTING INSTRUCTION FORM IS RETURNED SIGNED, THIS FORM WILL BE CONSIDERED A VOTE FOR EACH OF THE PROPOSALS. Please complete, sign, date and submit this form to Computershare Investor Services, in the enclosed postage-paid envelope as soon as possible. Your Confidential ESOP Voting Instruction Form must be received by Computershare Investor Services no later than May 15, 2017. CONFIDENTIAL ESOP VOTING INSTRUCTIONS - FSB BANCORP, INC. Your Confidential ESOP Voting Instruction Form must be received by Computershare Investor Services no later than May 15, 2017. Your vote and the votes of other participants will be tallied by Computershare Investor Services, and the results provided to the Trustee who will: 1. vote the shares held in the ESOP FOR or AGAINST (or in the case of director nominees, FOR or WITHHOLD) each proposal specified on the Confidential ESOP Voting Instruction Form based on the timely voting instructions it has received from participants; and 2. vote the shares as to which participants have directed the Trustee to ABSTAIN, or for which it has received no timely instructions, FOR or AGAINST (or in the case of director nominees, FOR or WITHHOLD) each proposal specified on the Confidential ESOP Voting Instruction Form in the same proportion as shares for which it has received timely voting instructions to vote FOR or AGAINST; and 3. vote any unallocated shares held in the ESOP in the same proportion as shares for which it has received timely voting instructions to vote FOR or AGAINST (or in the case of director nominees, FOR or WITHHOLD) each proposal specified on the Confidential ESOP Voting Instruction Form, and in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company's common stock held in the ESOP (including unallocated shares) will be voted FOR or AGAINST (or in the case of director nominees, FOR or WITHHOLD) each proposal specified on the Confidential ESOP Voting Instruction Form. Thus, if you provide timely voting instructions, you, in effect, will be voting the shares allocated to your ESOP account and participating in the voting of unallocated shares and shares allocated to other ESOP participants' accounts for which timely voting instructions are not received or an instruction to ABSTAIN is received. If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Fairport Savings Bank ESOP. At the present time, the Company knows of no other business to be brought before the Annual Meeting. The Trustee of the Fairport Savings Bank ESOP is hereby directed to vote the shares allocated to my account under the Fairport Savings Bank ESOP as indicated. If I do not return this Confidential ESOP Voting Instruction Form in a timely manner, shares allocated to my ESOP account will be voted in proportion to the manner in which other participants have voted their shares, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be similarly treated, but solely with respect to the proposal for which an abstention is marked.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X FSB Bancorp, Inc. 02LFJB 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 401(k) Plan Voting Instruction Form . C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement, dated April 21, 2017, and the Confidential 401(k) Plan Voting Instruction Form. Date (mm/dd/yyyy) - Please print date below. Signature - Please keep signature within the box. + B Non-Voting Items A Proposals - The Board of Directors recommends a vote "FOR" each of the listed proposals. IMPORTANT ANNUAL MEETING INFORMATION Change of Address - Please print your new address below. Comments - Please print your comments below. For Against Abstain 2. The ratification of the appointment of Bonadio & Co., LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017. 01 - Stephen J. Meyer 1. Election of Directors, each to serve for a three-year term: For Withhold 02 - Alicia H. Pender MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMM 3 2 8 2 6 8 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . SOLICITED ON BEHALF OF THE TRUSTEE OF FAIRPORT SAVINGS BANK 401(k) PLAN FOR THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON MAY 24, 2017 The Fairport Savings Bank 401(k) Plan (the "401(k) Plan") allows participants to vote the common stock of our parent company, FSB Bancorp, Inc. (the "Company") that has been allocated to the participants' 401(k) accounts. In accordance with the 401(k) Plan document, participants who have shares in the 401(k) Plan have the right to direct the Trustee as to the voting of such shares at the Company's Annual Meeting of Stockholders to be held at the Perinton Community Center located at 1350 Turk Hill Road, Fairport, New York 14450, on Wednesday, May 24, 2017 at 2:00 p.m., local time (the "Annual Meeting"). As a participant in the 401(k) Plan with shares of Company common stock as of April 4, 2017, the record date for the Annual Meeting, you are eligible to direct the voting of such shares at the Annual Meeting. Delaware Charter Guarantee & Trust Company is the trustee (the "Trustee") for the 401(k) Plan. The Trustee is directed to vote the shares of Company common stock in the participants' accounts in accordance with the voting instructions received from the participants, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company has retained Computershare Investor Services as its agent to receive the Confidential 401(k) Plan Voting Instruction Form completed by participants in the 401(k) Plan and to tabulate the results. The Company is forwarding the Confidential 401(k) Plan Voting Instruction Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting and on such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not aware of any other business to be brought before the Annual Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to the Company. In order to direct the voting of the shares in your account, you must complete, sign and date the Confidential 401(k) Plan Voting Instruction Form and return it in the accompanying postage-paid envelope to Computershare Investor Services at the following address: PO Box 43078, Providence, Rhode Island 02940. IF NO INSTRUCTIONS ARE SPECIFIED AND THIS CONFIDENTIAL 401(k) PLAN VOTING INSTRUCTION FORM IS RETURNED SIGNED, THIS FORM WILL BE CONSIDERED A VOTE FOR EACH OF THE PROPOSALS. Please complete, sign, date and submit this form to Computershare Investor Services, in the enclosed postage-paid envelope as soon as possible. Your Confidential 401(k) Plan Voting Instruction Form must be received by Computershare Investor Services no later than May 15, 2017. CONFIDENTIAL 401(k) PLAN VOTING INSTRUCTIONS - FSB BANCORP, INC. Your Confidential 401(k) Plan Voting Instruction Form must be received by Computershare Investor Services no later than May 15, 2017. Your vote and the votes of other participants will be tallied by Computershare Investor Services, and the results provided to the Trustee who will: 1. vote the shares held in the 401(k) Plan FOR or AGAINST (or in the case of director nominees, FOR or WITHHOLD) each proposal specified on the Confidential 401(k) Plan Voting Instruction Form based on the timely voting instructions it has received from participants; and 2. vote the shares as to which participants have directed the Trustee to ABSTAIN, or for which it has received no timely instructions, FOR or AGAINST (or in the case of director nominees, FOR or WITHHOLD) each proposal specified on the Confidential 401(k) Plan Voting Instruction Form in the same proportion as shares for which it has received timely voting instructions to vote FOR or AGAINST; and and in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company's common stock held in the 401(k) Plan will be voted FOR or AGAINST (or in the case of director nominees, FOR or WITHHOLD) each proposal specified on the Confidential 401(k) Plan Voting Instruction Form. If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Fairport Savings Bank 401(k) Plan. At the present time, the Company knows of no other business to be brought before the Annual Meeting. The Trustee of the Fairport Savings Bank 401(k) Plan is hereby directed to vote my shares as indicated. If I do not return this Confidential 401(k) Plan Voting Instruction Form in a timely manner, shares in my 401(k) Plan account will be voted in proportion to the manner in which other participants have voted their shares, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be similarly treated, but solely with respect to the proposal for which an abstention is marked.